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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 12, 1999
                         -----------------------------


                          NEXTEL COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)




                DELAWARE                0-19656             36-3939651
      (State or other jurisdiction    (Commission        (I.R.S. Employer
            of incorporation)         File Number)       Identification No.)

        2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                 20191
       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:     (703) 433-4000
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(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5. OTHER EVENTS.

Nextel issued a press release on November 12, 1999 announcing the completion of a private placement of $2.0 billion in 9.375% Senior Serial Redeemable Notes due 2009, a copy of which is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                              NOT APPLICABLE


(b)  PRO FORMA FINANCIAL INFORMATION.

                              NOT APPLICABLE

(c)  EXHIBITS.


             Exhibit No.           Exhibit Description

                99.1               Press Release issued November 12, 1999

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NEXTEL COMMUNICATIONS, INC.



Date: November 12, 1999        By: /s/ Thomas J. Sidman
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                              Thomas J. Sidman
                              Senior Vice President and General Counsel


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                                   EXHIBIT INDEX




        Exhibit No.                 Exhibit Description

          99.1                      Press Release issued November 12, 1999